                                                                   EXHIBIT 10.24

                               PROMISSORY NOTE
===============================================================================

Borrower:  KORN/FERRY INTERNATIONAL; ET, AL   Lender:  1st Business Bank
           1800 CENTURY PARK EAST, SUITE 900           Headquarters
           LOS ANGELES, CA 90067                       601 West Fifth St.
           AND MICHAEL D. BOXBERGER                    Los Angeles, Ca 90071
===============================================================================

Principal Amount: $1,000,000.00  Initial Rate: 8.000%  Date of Note: January
                                                                     28, 1998

PROMISE TO PAY. KORN/FERRY INTERNATIONAL and MICHAEL D. BOXBERGER (referred to in this Note individually and collectively as "Borrower") jointly and severally promise to pay to 1st Business Bank ("Lender"), or order, in lawful money of the United States of America, the principal amount of One Million and 00/100 Dollars ($1,000,000.00), with interest on the unpaid principal balance from January 28, 1998, until paid in full.

PAYMENT. Borrower will pay this loan in one principal payment of $1,000,000.00 plus interest on January 15, 1999. This payment due January 15, 1999, will be for all principal and accrued interest not yet paid. In addition, Borrower will pay, monthly, interest, beginning February 15, 1998, with all subsequent interest payments to be due on the same day of each month after that. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to any unpaid collection costs and any late charges, then to any unpaid interest, and any remaining amount to principal.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an index which is the 1st Business Bank Reference Rate (the "Reference Rate"). Any change in the interest rate resulting from a change in the Reference Rate shall be effective on and as of the date of such change. Lender will tell Borrower the current Reference Rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The Reference Rate currently is 8.500% per annum. The interest rate to be applied to the unpaid principal balance of this Note will be at a rate of 0.500 percentage points under the Reference Rate, resulting in an initial rate of 8.000% per annum. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable
law. (*)     INITIAL: MDB NAG

PREPAYMENT. Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, they will reduce the principal balance due. (**) INITIAL:MDB / NAG
                           ---   ---

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (d) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (e) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender. (f) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Note. (g) Lender in good faith deems itself insecure.

ADDITIONAL DEFAULT PROVISION. BORROWER WILL ALSO BE IN DEFAULT IF ANY OF THE FOLLOWING HAPPENS: BORROWER'S FAILURE TO SUBMIT FINANCIAL STATEMENTS, TAX RETURNS AND SUCH OTHER FINANCIAL INFORMATION TO THE HOLDER HEREOF WHEN REQUESTED; THE OCCURENCE OF AN EVENT WHICH CAUSES A MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION; THE GOOD FAITH BELIEF BY LENDER THAT THERE EXISTS, OR THE ACTUAL EXISTENCE OF, ANY DETERIORATION OF BORROWER'S ABILITY TO MEET BORROWER'S OBLIGATIONS TO LENDER OR TO BORROWER'S OTHER CREDITORS OR IN THE VALUE OF ANY COLLATERAL SECURING THE OBLIGATIONS OF THE UNDERSIGNED HEREUNDER; BORROWER CEASES TO EXIST OR ANY GENERAL PARTNER IN BORROWER CEASES TO EXIST OR IS NO LONGER A GENERAL PARTNER IN BORROWER.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon Borrower's failure to pay all amounts declared due pursuant to this section, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, increase the variable interest rate on this Note 5.000 percentage points. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender all costs and expenses of collection. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also will pay any court costs, in addition to all other sums provided by law. This Note has been delivered to Lender and accepted by Lender in the State of California. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Los Angeles County, the State of California. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other. This Note shall be governed by and construed in accordance with the laws of the State of California.

(*) VARIABLE INTEREST RATE (CONTINUED). The interest rate on advances made under this Note will be based on changes in an index which is the 1st Business Bank Reference Rate, as described above, or LIBOR, as described to the attached "Addendum to Promissory Note" which is incorporated herein by this reference as though fully set forth. INITIAL: MDB / NAG.
                                  ---  ---

(**) PREPAYMENT (CONTINUED). Notwithstanding the preceding regarding allowance of prepayment without penalty, all advances requested by Borrower to bear the LIBOR rate option shall have the term fixed for the LIBOR rate chosen and shall not be repaid earlier than due. INITIAL MDB / NAG.
                                         ----  ----

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Each Borrower understands and agrees that, with or without notice to Borrower, Lender may with respect to any other Borrower (a) make one or more additional secured or unsecured loans or otherwise extend additional credit; (b) alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms any indebtedness, including increases and decreases of the rate of interest on the indebtedness; (c) exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any security, with or without the substitution of new collateral; (d) apply such security and direct the order or manner of sale thereof, including without limitation, any nonjudicial sale permitted by the terms of the controlling security agreements, as Lender in its discretion may determine; (e) release, substitute, agree not to sue, or deal with any one or more of Borrower's sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; and (f) determine how, when and what application of payments and credits shall be made on any other indebtedness owing by such other borrower. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive any applicable statute of limitations, presentment, demand for payment protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs the Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) the loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.

                            PROMISSORY NOTE                              PAGE 2
Loan No                       (Continued)
================================================================================
PRIOR TO SIGNING THIS NOTE, EACH BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS AND THE ATTACHED NOTICE TO COSIGNER. EACH BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER:

KORN/FERRY INTERNATIONAL

By:/s/Norman A. Glick
   --------------------------------
   NORMAN A. GLICK, TREASURER


X /s/ M. D. Boxberger
  ---------------------------------
  MICHAEL D. BOXBERGER, Co-Borrower

================================================================================

                          ADDENDUM TO PROMISSORY NOTE

     This Addendum to Promissory Note (this "Addendum") is made this 28th day of January, 1998, and is attached to and incorporated into, and shall be deemed to be a part of, that certain Promissory Note (the "Note") of even date herewith, executed by MICHAEL D. BOXBERGER AND KORN/FERRY INTERNATIONAL ("Borrower") to and in favor of 1st Business Bank, a California banking corporation ("Bank"), to wit:

     Except as otherwise herein expressly defined, all terms herein beginning with a capital letter shall have the meanings ascribed to them in the Note. The
Note is hereby modified in the following respects only:

     1.   Definitions
          -----------

          As used in this Addendum, the following definitions shall apply:

          1.1 "LIBOR" means the London Interbank Offered Rate for U.S. Dollar deposits in the London bank deposit market for one (1), three (3) or six (6) month contracts based on current quotations at major banks, as determined and reported from time to time by The Wall Street Journal, Western Edition, Money Rates column. For purposes of this Addendum, all such rates shall be deemed to be effective on the date so published, without regard to the effective date of reported quotations.

          1.2 "LIBOR Rate" means the per annum rate of interest in effect from time to time, applicable to a particular advance under the Note upon Borrower's election to be charged interest thereon based on LIBOR. The LIBOR rate for a particular advance shall be one and one-half percentage points (1.50%) above LIBOR applicable to the corresponding Rate period selected by Borrower. The LIBOR Rate for a particular advance shall be fixed at the beginning of the corresponding Rate Period selected by Borrower and shall continue to accrue and be payable at the same rate until said Rate Period expires.

          1.3 "Rate Period" means a period of time during which interest shall accrue at a LIBOR Rate. Borrower may select Rate Periods of one, three or six months, but not extending beyond the maturity date provided in the Note.


     2.   Interest Rate; LIBOR Election.
          -----------------------------

          2.1  Initial Rate and Election.
               --------------------------

               The LIBOR Rate accruing under the Note during the initial Rate Period shall be LIBOR plus 1.50%. Commencing on the first day of each Rate Period following the initial Rate Period, interest accruing on the Note shall be adjusted to be the LIBOR Rate in effect during such Rate Period as herein provided, subject to further adjustment upon the occurrence of a default as provided in the Note. From time to time, and provided Borrower is not in default under the Note, Borrower may, if expressly permitted by the provisions of the Note, request additional advances, provided the aggregate amount of the initial advance and all additional advances shall not exceed the total principal amount of the Note as therein stated, and to elect to be charged interest on any or all such advances at the LIBOR Rate applicable to the corresponding Rate Period then selected by Borrower with respect to each such advance.


          2.2  Procedure for Electing LIBOR
               ----------------------------

               Borrower's election to be charged interest at the LIBOR Rate with respect to a particular advance, or to renew one or more LIBOR Rates with respect to outstanding unpaid advances under the Note at the same or different Rate Periods as may be permitted by this Addendum, shall be made, if at all, by Borrower's requesting a LIBOR Rate or Rate Periods, as follows: Each such request may be made by Borrower in writing or by telephone call to an officer of Bank assigned to the office of Bank at which payments are required to be made under this Note. In response to Borrower's request, Bank may provide an indicative rate quote of LIBOR for a Rate Period selected by Borrower;
provided, however, that Borrower may not select a Rate Period which extends beyond the maturity date set forth in the Note. Borrower's election shall be irrevocable, whether it is made in writing or otherwise. If Bank so chooses, Bank may confirm any election by Borrower with respect to each LIBOR Rate and the corresponding Rate Period in the form of a written notice thereof, and Borrower shall have a period of three business days from the date Borrower receives Bank's written confirmation within which to notify Bank of any error by Bank in its notice confirming the LIBOR Rate election and corresponding Rate Period. If Bank fails to send any such written confirmation, or if Borrower fails to deliver written notice to Bank of any such error by Bank within said time period, then any such failure shall not effect the LIBOR Rate or corresponding Rate Period established by Bank pursuant to Borrower's election.

     3.   Reference Rate.
          ---------------

          If Borrower fails to elect a LIBOR Rate at any time Borrower requests an advance under the Note, or fails to select a new or renewal Rate Period prior to the expiration of a Rate Period applicable to a particular advance, or if Borrower fails to designate a Rate Period applicable to any LIBOR Rate election, the rate of interest applicable to the loan advance as to which such failure occurs shall automatically revert to a per annum variable rate of interest equal to the Reference Rate (as defined in the Note) in effect from time to time. With respect to any advance then accruing interest at a LIBOR Rate, the Reference Rate will begin to accrue as of the expiration of any Rate Period then or therefore expiring, and continuing until Borrower makes a valid election for a new LIBOR Rate and Rate Period, at which time the interest rate due under the Note with respect to such advance shall be based on the LIBOR Rate in effect at the time of Borrower's election as hereinabove provided for the corresponding Rate Period.

          Except as herein otherwise expressly provided, the Note has not been otherwise modified and remains in full force and effect.

("Borrower")

KORN/FERRY INTERNATIONAL

By: /s/ Norman A Glick
   -------------------------------
   NORMAN A. GLICK, TREASURER

X /s/ M. D. Boxberger
 ----------------------------------
 MICHAEL D. BOXBERGER,  CO-BORROWER